Stone Toro Market Neutral Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 3, 2015 to the
Amended Prospectus dated February 5, 2015, the Summary Prospectus dated February 24, 2015, and the Statement of Additional Information dated January 22, 2015

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Stone Toro Market Neutral Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund.  In order to effect such liquidation, the Fund is closed to all new investment.  Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about August 19, 2015 (the “Liquidation Date”).  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-855-478-8676 if you have any questions or need assistance.

Please file this Supplement with your records.